Exhibit 2.1

Electronically Filed

5/7/2019 11:02 AM

Steven D. Grierson

CLERK OF THE COURT

/s/ Steven D. Grierson

NOTC

PETER L. CHASEY, ESQ.

Nevada Bar No. 007650

CHASEY LAW OFFICES

3295 N. Fort Apache Road, Suite 110

Las Vegas, Nevada 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

email: peter@chaseylaw.com

Attorney for Petitioner

SMALL CAP COMPLIANCE, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of	)	CASE NO.: A-19-791451-P
	)	DEPT NO.: XXIII
WORLDWIDE STRATEGIES INCORPORATED, a	)
Nevada Corporation,	)
)
)

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 7th day of May, 2019, the attached Order Appointing Custodian was entered in the above-captioned case.

Dated this 7th day of May, 2019.

CHASEY LAW OFFICES

/s/ Peter L. Chasey

Peter L. Chasey, Esq.

Nevada Bar No. 007650

3295 N. Fort Apache Rd., Ste. 110

Las Vegas, NV 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

Email: peter@chaseylaw.com

Attorney for Petitioner

SMALL CAP COMPLIANCE, LLC

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CERTIFICATE OF SERVICE

I hereby certify that on the 7th day of May, 2019, I served a true and complete copy of the foregoing NOTICE OF ENTRY OF ORDER by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Officers and Directors	Officers and Directors
Worldwide Strategies Incorporated	Worldwide Strategies Incorporated
3801 E. Florida Avenue, Suite 400	18 Whispering Pine Road
Denver, CO 80210	Sudbury, MA 01776

Cornputersha re

Attn: Kathy Heagerty

8742 Lucent Blvd., Suite 225

Highlands Ranch, CO 80129

/s/ Shannon Bernosky

AN EMPLOYEE OF CHASEY LAW OFFICES

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Electronically Filed

5/7/2019 10:55 AM

Steven D. Grierson

CLERK OF THE COURT

/s/ Steven D. Grierson

ORDR

PETER L. CHASEY, ESQ.

Nevada Bar No. 007650

CHASEY LAW OFFICES

3295 N. Fort Apache Road, Suite 110

Las Vegas, Nevada 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

email: peter@chaseylaw.com

Attorney for Petitioner

SMALL CAP COMPLIANCE, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of	)	CASE NO.: A-19-791451-P
	)	DEPT NO.: XXIII
WORLDWIDE STRATEGIES INCORPORATED, a	)
Nevada Corporation,	)	ORDER APPOINTING CUSTODIAN
	)	[NRS 78.347(1)(B)]
)

THE COURT, having considered Petitioner, SMALL CAP COMPLIANCE, LLC's Application for Appointment of Custodian for WORLDWIDE STRATEGIES INCORPORATED, proper notice having been given to the officers and directors of WORLDWIDE STRATEGIES INCORPORATED pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1.         Petitioner SMALL CAP COMPLIANCE, LLC is hereby appointed custodian of WORLDWIDE STRATEGIES INCORPORATED.

2.           SMALL CAP COMPLIANCE, LLC is hereby authorized to take all reasonable and prudent actions on behalf of WORLDWIDE STRATEGIES INCORPORATED including but not limited to appointing interim officers and directors, negotiating and compromising debt, executing contracts and other agreements, initiating litigation in the name of WORLDWIDE STRATEGIES INCORPORATED authorizing and issuing new shares of stock, and authorizing new classes of stock.

3.            SMALL CAP COMPLIANCE, LLC shall reinstate WORLDWIDE STRATEGIES INCORPORATED with the Nevada Secretary of State.

4.            SMALL CAP COMPLIANCE, LLC shall provide reasonable notice to all shareholders of record of a Special Meeting of the stockholders to be held within a reasonable time after this Order is entered.

5.            The record transfer agent for WORLDWIDE STRATEGIES INCORPORATED is hereby authorized and directed to cooperate with SMALL CAP COMPLIANCE, LLC concerning the shareholder list for WORLDWIDE STRATEGIES INCORPORATED.

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6.            SMALL CAP COMPLIANCE, LLC shall file an amendment to the Articles of Incorporation for WORLDWIDE STRATEGIES INCORPORATED with the Nevada Secretary of State containing the following disclosures and statements:

(a)	Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning SMALL CAP COMPLIANCE, LLC, or its affiliates or subsidiaries.

(b)	A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that WORLDWIDE STRATEGIES INCORPORATED comply with Chapter 78 of the Nevada Revised Statutes.

(c)	A statement that as Custodian, SMALL CAP COMPLIANCE, LLC, is authorized to continue the business of WORLDWIDE STRATEGIES INCORPORATED for the benefit of the corporation and its shareholders.

(d)	A statement that SMALL CAP COMPLIANCE, LLC will reinstate WORLDWIDE STRATEGIES INCORPORATED's charter to do business in the State of Nevada.

(e)	Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

7.            SMALL CAP COMPLIANCE, LLC, as custodian of WORLDWIDE STRATEGIES INCORPORATED shall submit a report to this Court of the actions taken by the custodian every three (3) months while the custodianship remains active.

IT IS SO ORDERED.

Dated this 7th day of May, 2019.

Respectfully Submitted by:

CHASEY LAW OFFICES

/s/ Peter L. Chasey

Peter L. Chasey, Esq.

Nevada Bar No. 007650

3295 N. Fort Apache Rd., Ste. 110

Las Vegas, NV 89129

(702) 233-0393

Attorney for Petitioner

SMALL CAP COMPLIANCE, LLC

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